UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 7, 2025

PROTAGENIC THERAPEUTICS, INC.

(Exact name of Company as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200

(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Protagenic Therapeutics, Inc. Common Stock	PTIX	Nasdaq
Protagenic Therapeutics, Inc. Common Stock Warrants	PTIXW	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As disclosed in the Company’s Form 12b-25 filed on August 14, 2025, Protagenic Therapeutics, Inc. (the “Company”) is finalizing merger-related consolidation of financial statements for the quarter ended June 30, 2025, including purchase accounting adjustments, pro forma financial information, and related disclosures. These procedures are being completed under Audit Committee oversight with the Company’s independent auditors and external advisors. The Company expects to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the “Form 10-Q”) in the near future.

On August 20, 2025, the Company received a notice (the “Notification Letter”) from the Nasdaq Listing Qualifications department (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) due to the delayed filing of the Form 10-Q. The notice does not immediately effect the listing or trading of the Company’s securities, which continue to trade on the Nasdaq Capital Market under the symbol “PTIX.” The Company intends to submit a plan to regain compliance within 60 calendar days of the Notification Letter, and Nasdaq may grant an exception of up to 180 calendar days from the Form 10-Q’s due date.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 7, 2025, MaloneBailey, LLP (“MaloneBailey”) was dismissed as the independent registered public accounting firm of the Company. On August 7, 2025, the Audit Committee of the Board of Directors of the Company was directed to engage Green Growth CPAs (“Green Growth”) to serve as the Company’s independent registered public accounting firm. The decision to change auditors was approved by the Company’s Board of Directors.

During the fiscal year ended December 31, 2024 and the subsequent interim period through August 7, 2025, the date of the dismissal of MaloneBailey, there were no disagreements with MaloneBailey, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey would have caused it to make reference to the subject matter thereof in connection with its report, nor did its report contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principle except that MaloneBailey’s report for the fiscal year ended December 31, 2024 contained an explanatory paragraph regarding the existence of substantial doubt about the Company’s ability to continue as a going concern. Also, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the two fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through August 7, 2025, neither the Company nor anyone acting on its behalf has consulted with Green Growth with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Green Growth concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereof; or (iii) a reportable event as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereof.

We have provided MaloneBailey with a copy of this Current Report on Form 8-K prior to the filing hereof and have requested that MaloneBailey furnish to us a letter addressed to the SEC stating whether MaloneBailey agrees with the statements made by us under this Item 4.01. MaloneBailey has furnished such letter, which letter is filed as Exhibit 16.1 hereto, as required by Item 304(a)(3) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On August 21, 2025, the Company issued a press release announcing the completion of first dose injection for all study subjects in the multiple-dose portion of its ongoing Phase I clinical trial of PT00114. The Company expects to complete dosing by the end of August, with topline safety data anticipated by the end of September, supporting advancement into Phase 2 efficacy studies planned for the first quarter of 2026.

On August 22, 2025, the Company issued a press release announcing an update on the Form 10-Q filing timeline and Nasdaq compliance.

Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s available options to resolve the deficiency and regain compliance with Nasdaq listing rules. Forward-looking statements are statements that are not historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, that there can be no assurance that the Company will file the Form 10-Q or any plan of compliance during any compliance period, that there can be no assurance that the Company will otherwise meet Nasdaq compliance standards, that there can be no assurance that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief, and the other important factors described under the caption “Risk Factors” in the Company’s filings with the SEC. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from MaloneBailey, LLP as to the change in certifying accountant, dated August 22, 2025.
99.1	Press Release issued August 21, 2025, furnished herewith.
99.2	Press Release issued August 22, 2025, furnished herewith.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTAGENIC THERAPEUTICS, INC.

Date: August 22, 2025	By:	/s/ Alexander K. Arrow
	Name:	Alexander K. Arrow
	Title:	Chief Financial Officer

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